UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 24, 2026

Cartesian Growth Corporation II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41378	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

505 Fifth Avenue, 15th Floor New York, New York	10017
(Address of principal executive offices)	(Zip Code)

(212) 461-6363

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into A Material Definitive Agreement

On July 24, 2026, Cartesian Growth Corporation II, a Cayman Islands exempted company (“CGC”), and InoBat AS, a private limited company (aksjeselskap) organized under the Laws of Norway (“InoBat”), entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”). The Business Combination Agreement provides for a business combination transaction that values InoBat at an aggregate amount of $1,265,000,000, consisting of upfront consideration equal to $575,000,000 and potential earn-out consideration equal to $690,000,000. The Business Combination Agreement and the transactions contemplated thereby (the “Business Combination”) were unanimously approved by the boards of directors of each of CGC and InoBat. The closing of the Business Combination (the “Closing”, and the date on which the Closing occurs, the “Closing Date”) is expected to occur in the fourth quarter of 2026, following the receipt of the requisite approvals of CGC’s shareholders and the fulfillment of other customary closing conditions. Capitalized terms used but not expressly defined in this Current Report on Form 8-K shall have the meanings ascribed to them in the Business Combination Agreement.

Business Combination Agreement

The Exchange

The Business Combination Agreement provides, among other things, that prior to the Closing, (i) InoBat will form InoBat B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) to be incorporated and existing under the laws of the Netherlands (“ListCo”); (ii) ListCo will cause the formation of InoBat Cayman Merger Sub, a Cayman Islands exempted company and a wholly-owned subsidiary of ListCo (“Merger Sub” and, together with InoBat, CGC, and ListCo, the “Parties”), (iii) ListCo will convert into a public limited liability company (naamloze vennootschap) under the laws of the Netherlands to be named InoBat N.V.; (iv) shareholders of InoBat holding at least 90% of the outstanding shares of InoBat (including shares issuable upon conversion of InoBat’s convertible notes and shares underlying InoBat options) will contribute their shares of InoBat to ListCo in exchange for common shares of ListCo (“ListCo Common Shares”) at the Exchange Ratio (as defined in the Business Combination Agreement) (the “Exchange”).

At the time the Exchange becomes effective (the “Exchange Effective Time”), each option issued by InoBat (whether vested or unvested) will cease to represent the right to purchase shares of InoBat and will be canceled in exchange for options to purchase ListCo Common Shares under a new incentive equity plan to be agreed among the Parties in an amount equal to the product (rounded down to the nearest whole number) of (x) the number of shares of InoBat subject to such option immediately prior to the Exchange Effective Time, multiplied by (y) the Exchange Ratio, at an exercise price per share (rounded up to the nearest whole cent) equal to the quotient of (i) the exercise price per share of such option immediately prior to the Exchange Effective Time, divided by (ii) the Exchange Ratio, and generally subject to the same terms and conditions (including applicable vesting, expiration and forfeiture provisions) that applied to the corresponding option immediately prior to the Exchange Effective Time. Immediately prior to the Exchange Effective Time, all outstanding convertible notes of InoBat will be converted into shares of InoBat pursuant to their terms.

Earn-Out Consideration

In addition to the upfront consideration, InoBat shareholders who execute the irrevocable shareholder undertaking contemplated by the Business Combination Agreement (the “InoBat Shareholder Undertaking”) will be entitled to receive additional ListCo Common Shares (the “Earn-Out Shares”) upon the achievement of certain milestones. The Earn-Out Shares represent consideration equal to $690,000,000 and will be issued across three tranches: (i) ListCo Common Shares representing $115,000,000 of value, based on a deemed value of $10.20 per ListCo Common Share, upon the start of commissioning of Project Kamzik, including the production line in Project Kamzik’s facility in Šurany, Slovakia, before December 31, 2027 (the “Earn-Out 1 Shares”); (ii) ListCo Common Shares representing $287,500,000 of value, based on a deemed value of $10.20 per ListCo Common Share, if the EBITDA of ListCo for either fiscal year 2026 or fiscal year 2027 exceeds €47,000,000 (the “Earn-Out 2 Shares”); and (iii) ListCo Common Shares representing $287,500,000 of value, based on a deemed value of $10.20 per ListCo Common Share, if the EBITDA of ListCo for either fiscal year 2027 or fiscal year 2028 exceeds €87,000,000, in each case subject to the terms and conditions set forth in the Business Combination Agreement and the applicable Earn-Out Agreement (the “Earn-Out 3 Shares”).

At or prior to the Closing, ListCo, InoBat, CGC and the applicable InoBat shareholders will enter into earn-out agreements, pursuant to which the recipients of the Earn-Out Shares will agree, among other things, that the Earn-Out Shares will not vest unless and until the applicable earn-out target has been achieved and will be forfeited if the applicable earn-out target is not achieved by the applicable deadline. The Earn-Out Shares will also be subject to transfer restrictions prior to vesting. In addition, any unvested Earn-Out Shares that have not been forfeited will become vested upon the occurrence of a qualifying change of control of ListCo, subject to the terms and conditions set forth in the applicable Earn-Out Agreement.

CGC Shareholder Redemptions

CGC will provide the holders of Class A ordinary shares of CGC, par value $0.0001 per share (the “CGC Class A Shares”) the right to have all or a portion of their CGC Class A Shares redeemed for cash in connection with the Business Combination, in accordance with CGC’s governing documents, for a per-share price equal to the pro rata portion of the funds then in CGC’s trust account (including interest not previously released to pay taxes). Any such redemptions will occur immediately prior to the consummation of the Merger (as defined below).

The Merger

Subject to the terms and conditions of the Business Combination Agreement, on the Closing Date, Merger Sub will merge with and into CGC (the “Merger”), with CGC surviving the Merger as a wholly-owned subsidiary of ListCo. At the time the Merger becomes effective (the “Merger Effective Time”), (a) each ordinary share of CGC issued and outstanding as of immediately prior to the Merger Effective Time will be automatically converted into the right to receive one ListCo Common Share and (b) each warrant of CGC, exercisable to purchase one CGC Class A Share at $11.50 per share, will be automatically converted into a warrant to purchase one ListCo Common Share at $11.50 per share. The Parties intend that, for U.S. federal income tax purposes, the Exchange and the Merger, taken together with the PIPE Financing and any third-party financing, will constitute an integrated transaction that qualifies as a tax-free capital contribution pursuant to Section 351(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and that the conversion of ListCo from a Dutch private company with limited liability to a Dutch public limited liability company will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code. The Business Combination Agreement is intended to constitute a “plan of reorganization” for purposes of Section 368(a) of the Code and the Treasury Regulations promulgated thereunder.

Representations and Warranties; Covenants

The Business Combination Agreement contains representations, warranties and covenants of each of the Parties that are customary for transactions of this type, including with respect to the operations of CGC and InoBat prior to the Closing and the preparation and filing of a registration statement on Form F-4 relating to the Business Combination containing a prospectus and proxy statement of CGC (the “Registration Statement / Proxy Statement”) with the Securities and Exchange Commission (the “SEC”). The Parties have also undertaken to procure clearance under applicable antitrust and foreign direct investment laws from all applicable governmental entities.

Governance

CGC has agreed to take all action within its power as may be necessary or appropriate such that, effective immediately after the Merger Effective Time, the ListCo board of directors will initially consist of seven directors. Two individuals designated by the Sponsor (as defined below) shall be appointed as observers to the ListCo board of directors (with no power to vote on any matter before the ListCo board of directors).

Conditions to Closing

The obligation of CGC and InoBat to consummate the Business Combination is subject to certain closing conditions, including, but not limited to, (i) the receipt of all required approvals, decisions or clearances under applicable antitrust and foreign direct investment laws from each applicable governmental entity, (ii) no legal restraint or prohibition issued by any governmental entity enjoining, prohibiting or preventing the consummation of the Business Combination being in effect, (iii) the effectiveness of the Registration Statement / Proxy Statement, (iv) receipt of the requisite approvals and consents of CGC’s shareholders, and (v) the approval for listing of the ListCo Common Shares (including, for the avoidance of doubt, the ListCo Common Shares to be issued pursuant to the Merger) on Nasdaq.

The obligation of CGC to consummate the Business Combination is also subject to the fulfillment of other customary closing conditions, including, but not limited to, there having been no Company Material Adverse Effect since the date of the Business Combination Agreement that is continuing.

The obligation of InoBat to consummate the Business Combination is also subject to the fulfillment of other customary closing conditions, including, but not limited to, (i) there having been no CGC Material Adverse Effect since the date of the Business Combination Agreement that is continuing, (ii) the consummation of the Exchange, and (iii) each PIPE Investor (as defined below) having funded their respective investments pursuant to the applicable Investor Subscription Agreement (as defined below).

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances prior to the Closing, including, but not limited to, (i) by mutual written consent of CGC and InoBat, (ii) by CGC if the representations and warranties of InoBat are not true and correct or if InoBat fails to perform any pre-closing covenant or agreement set forth in the Business Combination Agreement such that certain conditions to closing cannot be satisfied and the breach or breaches of such representations or warranties or the failure to perform such covenant or agreement, as applicable, are not cured or cannot be cured within certain specified time periods, (iii) by InoBat if the representations and warranties of CGC are not true and correct or if CGC fails to perform any covenant or agreement set forth in the Business Combination Agreement such that certain conditions to closing cannot be satisfied and the breach or breaches of such representations or warranties or the failure to perform such covenant or agreement, as applicable, are not cured or cannot be cured within certain specified time periods, (iv) by either CGC or InoBat if the Business Combination is not consummated by December 31, 2026, (v) by either CGC or InoBat if the requisite CGC shareholder approvals are not obtained after the conclusion of the meeting at which CGC’s shareholders voted on such matters, (vi) by either CGC or InoBat, if any governmental entity has issued a final and non-appealable order prohibiting the Business Combination, (vii) by CGC if InoBat has not delivered the InoBat Shareholder Undertaking (executed by shareholders of InoBat holding at least 90% of the outstanding shares of InoBat, including shares issuable upon conversion of InoBat’s convertible notes and options) on or prior to August 31, 2026, or (viii) by CGC if InoBat fails to comply with certain consent obligations relating to National Development Fund II, a.s. (“NDF II”) and NDF II or any of its affiliates objects to the Business Combination or notifies InoBat in writing of its intention to impose any penalty on InoBat or any of its subsidiaries arising therefrom.

If the Business Combination Agreement is validly terminated, none of the Parties will have any liability or any further obligation under the Business Combination Agreement other than customary confidentiality obligations, except in the case of willful breach or fraud. Notwithstanding the foregoing, if the Business Combination Agreement is terminated by CGC due to a breach by InoBat and InoBat enters into a definitive agreement for a competing transaction within twelve months thereafter, InoBat will be required to pay CGC and the Sponsor an aggregate break fee of $10,000,000. If the Business Combination Agreement is terminated by InoBat due to a breach by CGC and CGC enters into a definitive agreement for an alternative acquisition within 12 months thereafter, CGC will be required to pay InoBat an aggregate break fee of $10,000,000. In addition, if CGC terminates the Business Combination Agreement due to certain specified breaches by InoBat relating to NDF II consent obligations, InoBat will be required to pay CGC and the Sponsor an aggregate specified breach break fee of $500,000.

The foregoing description of the Business Combination Agreement and the Business Combination does not purport to be complete and is qualified in its entirety by the terms and conditions of the Business Combination Agreement and any related agreements. The Business Combination Agreement contains representations, warranties and covenants that the respective Parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective Parties and are subject to important qualifications and limitations agreed to by the Parties in connection with negotiating such agreement. It is not intended to provide any other factual information about CGC, InoBat, or any other Party to the Business Combination Agreement or any related agreement. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the Parties, are subject to limitations agreed upon by the Parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the Parties instead of establishing these matters as facts) and are subject to standards of materiality applicable to the Parties that may differ from those applicable to investors and security holders. Investors and security holders are not third-party beneficiaries under the Business Combination Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any Party to the Business Combination Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in CGC’s public disclosures.

The foregoing description of the Business Combination Agreement is qualified in its entirety by reference to the Business Combination Agreement filed as Exhibit 2.1 to this Current Report on Form 8-K.

Related Agreements

The Business Combination Agreement contemplates the execution of various additional agreements and instruments, on or before the Closing, including, among others, the following:

Sponsor Support Agreement

Concurrently with the execution of the Business Combination Agreement, CGC II Sponsor LLC, a Cayman Islands limited liability company (the “Sponsor”), and InoBat entered into the Sponsor Support Agreement (the “Sponsor Support Agreement”), pursuant to which the Sponsor has agreed to, among other things, (i) vote in favor of the Business Combination Agreement and the Business Combination, (ii) waive any adjustment to the conversion ratio set forth in the governing documents of CGC or any other anti-dilution or similar protection with respect to the CGC’s Class B ordinary shares, par value $0.0001 per share (whether resulting from the transactions contemplated by the Business Combination Agreement or otherwise), (iii) forfeit and surrender to CGC all of its CGC Private Warrants (as defined in the Business Combination Agreement), (iv) transfer 800,000 CGC Class A Shares to an institutional PIPE Investor (the “Institutional PIPE Investor”) or its designee, (v) cancel $1,800,000 of obligations under the promissory notes evidencing loans made to CGC by the Sponsor or its affiliates (the “Sponsor Loans”) and exchange $9,200,000 of obligations under the Sponsor Loans into 90,196 ListCo Series B Preference Shares (as defined below) and 901,961 PIPE Warrants (as defined below), (vi) be bound by certain other covenants and agreements related to the Business Combination, (vii) be bound by certain transfer restrictions with respect to its shares in CGC prior to the Closing, and (viii) waive redemption rights with respect to any CGC Class A Shares held by the Sponsor, in each case, on the terms and subject to the conditions set forth in the Sponsor Support Agreement. No affiliate of the Sponsor shall be a director on the ListCo board of directors.

A copy of the Sponsor Support Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of the Sponsor Support Agreement is qualified in its entirety by reference thereto.

Shareholder Support Agreements

Concurrently with the execution of the Business Combination Agreement, CGC and each Key Supporting Company Shareholder listed on Annex A to the Business Combination Agreement entered into a shareholder support agreement (collectively, the “Shareholder Support Agreements”), pursuant to which each such Key Supporting Company Shareholder has agreed to, among other things, (i) support and vote in favor of the Business Combination Agreement and the transactions contemplated thereby (including agreeing to enter into a Company Shareholder Undertaking), (ii) take, or cause to be taken, any actions necessary or advisable to cause certain agreements to be terminated effective as of the Closing, and (iii) release claims against InoBat, CGC and Merger Sub.

A copy of the Shareholder Support Agreement is filed with this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference, and the foregoing description of the Shareholder Support Agreements is qualified in its entirety by reference thereto.

PIPE Financing (Private Placement)

Concurrently with the execution of the Business Combination Agreement, CGC, InoBat, the Sponsor and certain investors (collectively, the “PIPE Investors”) entered into securities purchase agreements (collectively, the “Investor Subscription Agreements”). Pursuant to the Investor Subscription Agreements:

•	the Institutional PIPE Investor agreed to subscribe for and purchase, and InoBat agreed to cause ListCo to issue and sell to the Institutional PIPE Investor on the Closing Date, 490,196 shares of 12.0% Series A Cumulative Convertible Preference Shares of ListCo (the “ListCo Series A Preference Shares”) and warrants (the “PIPE Warrants”) to purchase an amount of ListCo Common Shares equal to the number of shares of ListCo Common Shares into which such shares of ListCo Series A Preference Shares are initially convertible, for an aggregate purchase price of $50 million; and

•	the PIPE Investors other than the Institutional PIPE Investor (including an affiliate of the Sponsor) agreed to subscribe for and purchase, and InoBat agreed to cause ListCo to issue and sell to each such PIPE Investor on the Closing Date, 269,608 shares of Series B Convertible Preference Shares of ListCo (the “ListCo Series B Preference Shares” and, together with the ListCo Series A Preference Shares, the “ListCo Preference Shares”) and PIPE Warrants to purchase an amount of ListCo Common Shares equal to 75% of the number of shares of ListCo Common Shares into which such shares of ListCo Series B Preference Shares are initially convertible, for an aggregate purchase price of $27.5 million.

Each ListCo Preference Share will have a stated value of $120.00, and will have the rights, preferences and privileges set forth in the Amended and Restated Articles of Association of ListCo to be effective as of the Closing Date (the “Articles”).

The obligations of each party to consummate the PIPE Financing are conditioned upon, among other things, (i) the ListCo Common Shares (including the ListCo Common Shares issuable to the PIPE Investors pursuant to the Investor Subscription Agreements) having been approved for listing on Nasdaq or the New York Stock Exchange; (ii) all conditions precedent to the Closing shall have been satisfied or waived and the closing of the Business Combination shall be scheduled to occur substantially concurrently with the closing of the PIPE Financing; and (iii) the absence of specified adverse judgments, orders, laws, rules or regulations enjoining or otherwise prohibiting the consummation of the transactions contemplated by the Investor Subscription Agreements.

The obligations of CGC to consummate the PIPE Financing are further subject to additional conditions, including, among other things: (i) material truth and accuracy of the representations and warranties of the PIPE Investors, subject to customary bringdown standards; and (ii) material compliance by the PIPE Investors with their covenants, agreements and conditions under the Investor Subscription Agreements.

The obligations of the PIPE Investors to consummate the PIPE Financing are further subject to additional conditions, including, among other things: (i) the material truth and accuracy of the representations and warranties of CGC and InoBat in the Investor Subscription Agreements, subject to customary bringdown standards; and (ii) material compliance by CGC and InoBat with their covenants, agreements and conditions under the Investor Subscription Agreements.

The Investor Subscription Agreements provide that CGC, ListCo and InoBat will grant the PIPE Investors certain customary registration rights.

The foregoing description of the Investor Subscription Agreements and the PIPE Financing is subject to and qualified in its entirety by reference to the full text of the form of Investor Subscription Agreement, a copy of which is attached as Exhibit 10.3 hereto, and the terms of which are incorporated herein by reference.

Registration Rights Agreement

In connection with the Closing, ListCo, the Sponsor, certain members of the Sponsor, the PIPE Investors and certain shareholders of InoBat will enter into an amended and restated registration rights agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, among other things, ListCo will agree that ListCo will file with the SEC (at ListCo’s sole cost and expense) a registration statement registering the resale of certain ListCo shares held by or issuable to the parties thereto (the “Resale Registration Statement”), and ListCo will use its commercially reasonable efforts to have the Resale Registration Statement declared effective as soon as reasonably practicable after the filing thereof. Such holders will be entitled to customary piggyback registration rights and demand registration rights, including underwritten demands.

The Registration Rights Agreement amends and restates the registration rights agreement that was entered into by CGC, the Sponsor and certain other parties in connection with CGC’s initial public offering. The Registration Rights Agreement will terminate on the earlier of (a) the tenth anniversary of the date of the Registration Rights Agreement or (b) with respect to any holder party thereto, on the date that such holder no longer holds any registrable securities (as defined therein).

Lock-Up Agreement

In connection with the Closing, ListCo, the Sponsor, certain members of the Sponsor and certain shareholders of InoBat will enter into a lock-up agreement (the “Lock-up Agreement”). Pursuant to the Lock-up Agreement, the Sponsor and certain shareholders of InoBat will be prohibited from transferring (except for certain permitted transfers) certain ListCo Common Shares held by such holder beginning on the Closing Date (the “Lock-Up Shares”). Ten percent (10%) of the ListCo Common Shares issued to such parties pursuant to the Business Combination Agreement will not be subject to a lock-up. Forty percent (40%) of the Upfront Consideration Shares held by certain InoBat shareholders will be subject to an Orderly Disposition Agreement in lieu of a lock-up (as described below). The remaining Lock-Up Shares will be subject to transfer restrictions, subject to release in three equal tranches (i) at 12 months following the Closing (or earlier if the 20-day VWAP (as defined in the Business Combination Agreement) exceeds $14.00 per ListCo Common Share), (ii) at 15 months following the Closing (or earlier if the 20-day VWAP exceeds $16.00 per ListCo Common Share) and (iii) at 18 months following the Closing (or earlier if the 20-day VWAP exceeds $18.00 per ListCo Common Share). Earn-Out 1 Shares and Earn-Out 2 Shares will be subject to transfer restrictions following issuance, subject to release in three equal tranches at 6 months, 9 months and 12 months after issuance, or earlier if the 20-day VWAP exceeds $14.00, $16.00 and $18.00 per ListCo Common Share, respectively. Earn-Out 3 Shares will not be subject to a lock-up.

Orderly Disposition Agreements

At the Closing, CGC, ListCo and each ODA Holder (as defined in the Business Combination Agreement) will enter into an orderly disposition agreement (each, an “Orderly Disposition Agreement”) pursuant to which, among other things, for a period of 12 months following the Closing, each ODA Holder will agree not to sell, on a daily basis, more than 30% of the 20-day average daily volume of ListCo Common Shares, and not to sell ListCo Common Shares at a price per share less than $10.20, in each case, on the terms and subject to the conditions set forth in the applicable Orderly Disposition Agreement.

ListCo Equity Incentive Plan

Prior to the effectiveness of the Registration Statement / Proxy Statement, the ListCo board of directors will approve and adopt an equity incentive plan (the “ListCo Equity Incentive Plan”), the form of which will be mutually agreed between CGC and InoBat prior to the initial filing of the Registration Statement / Proxy Statement, effective as of one day prior to the Closing Date. The ListCo Equity Incentive Plan will reserve an agreed upon percentage of the issued and outstanding ListCo Common Shares on a fully-diluted basis, determined as of the effective date of such plan, for grant thereunder, which shall include (and not be in addition to) the ListCo Common Shares issuable upon the exercise or conversion of InoBat’s options.

Articles of Association

At the Closing, immediately after giving effect to the Exchange, ListCo will convert its legal form from a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) to a public limited liability company (naamloze vennootschap) and will amend and restate its articles of association (the Articles), which will govern the rights, privileges and preferences of the holders of ListCo securities after the Closing, including the rights, preferences and privileges of the ListCo Preference Shares.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the issuance of ListCo Preference Shares and PIPE Warrants in connection with the transactions contemplated by the Investor Subscription Agreements is incorporated by reference herein. The ListCo Preference Shares and PIPE Warrants issuable to the PIPE Investors pursuant to the Investor Subscription Agreements will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided in Section 4(a)(2) of the Securities Act.

Item 7.01	Regulation FD Disclosure.

On July 27, 2026, CGC and InoBat issued a press release announcing the Business Combination. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of CGC under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibit 99.1.

Additional Information about the Proposed Business Combination and Where to Find It

The proposed Business Combination will be submitted to shareholders of CGC for their consideration. CGC intends to file a registration statement on Form F-4 with the SEC, which will include preliminary and definitive proxy statements to be distributed to CGC’s shareholders in connection with CGC’s solicitations of proxies from CGC’s shareholders with respect to the proposed business combination and other matters to be described in the registration statement, as well as the prospectus relating to the offer of the securities to be issued to the shareholders of InoBat in connection with the completion of the proposed Business Combination. After the registration statement has been filed and declared effective, CGC will mail a definitive proxy statement/prospectus and other relevant documents relating to the proposed Business Combination and other matters to be described in the registration statement to InoBat shareholders and CGC shareholders as of a record date to be established for voting on the proposed Business Combination. Before making any voting or investment decision, CGC shareholders, InoBat shareholders, and other interested persons are urged to read these documents and any amendments thereto, as well as any other relevant documents filed with the SEC by CGC in connection with the proposed Business Combination and other matters to be described in the registration statement, when they become available because they will contain important information about CGC, InoBat and the proposed Business Combination. Shareholders will also be able to obtain free copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed by CGC with the SEC, once available, without charge, at the SEC’s website located at www.sec.gov, or by directing a written request to Cartesian Growth Corporation II, 505 Fifth Avenue, 15th Floor, New York, New York 10017.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity; financing and other business milestones; potential benefits of the proposed Business Combination and other related transactions; and expectations relating to the proposed Business Combination and other related transactions. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of InoBat’s and CGC’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by an investor as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of InoBat and CGC. These forward-looking statements are subject to a number of risks and uncertainties, including but not limited to changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the Parties to successfully or timely consummate the proposed Business Combination and other related transactions, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Business Combination and other related transactions; failure to realize the anticipated benefits of the proposed Business Combination and other related transactions; ability to successfully consummate the PIPE Financing, or obtain additional financing; ability to attract and retain qualified personnel; global economic and political conditions; the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; legal and regulatory changes; the outcome of any legal proceedings that may be instituted against CGC or InoBat related to the proposed Business Combination; the effects of competition on InoBat’s future business; the approval by CGC’s public shareholders of the Business Combination and related transactions, the amount of redemption requests made by CGC’s public shareholders. Additional risks related to InoBat’s business include, but are not limited to: The development of battery technology is complex and the timing of development cannot be assured. Delays in the development of InoBat’s batteries could adversely affect InoBat’s business and prospects; InoBat may be unable to adequately control the costs associated with its operations and the components necessary to develop and commercialize its battery technology; InoBat may not be able to accurately estimate the future supply and demand for its batteries, which could result in a variety of inefficiencies in its business and hinder its ability to generate revenue and profits; InoBat’s expectations and targets regarding when it will achieve various technical, pre-production and production objectives depend in large part upon assumptions and analyses developed by InoBat. If these assumptions or analyses prove to be incorrect, InoBat may not achieve these milestones when expected or at all; if InoBat’s existing customers do not make subsequent purchases from it, InoBat will not receive revenue from such customers, and its results of operations would be adversely impacted; InoBat is an early-stage company with a history of financial losses and expects to incur significant expenses and continuing losses from operations; InoBat’s business plan has yet to be tested, and it may not succeed in executing on its strategic plans, including commercialization; InoBat relies heavily on its intellectual property portfolio. If it is unable to protect its intellectual property rights, InoBat’s business and competitive position would be harmed; InoBat’s patent applications may not result in issued patents or its patent rights may be contested, circumvented, invalidated or limited in scope, any of which could have a material adverse effect on its ability to prevent others from interfering with its commercialization of its products; governmental trade controls, including export and import controls, sanctions, customs requirements and related regimes, could subject InoBat to liability or loss of contracting privileges, limit its ability to transfer technology or compete in certain markets and affect its ability to hire qualified personnel; and changes in government policy, including the imposition of or increases in tariffs and changes to existing trade agreements, could have a material adverse effect on global economic conditions and InoBat’s business, financial condition, results of operations and prospects. Additional risks related to CGC include those factors set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in CGC’s annual report on Form 10-K for the year ended December 31, 2025, and in those documents that CGC has filed, or will file, with the SEC.

If any of these risks materialize or CGC’s or InoBat’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither CGC nor InoBat presently know or that CGC and InoBat currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect CGC’s and InoBat’s expectations, plans, or forecasts of future events and views as of the date of this Current Report on Form 8-K and are qualified in their entirety by reference to the cautionary statements herein. CGC and InoBat anticipate that subsequent events and developments will cause CGC’s and InoBat’s assessments to change. These forward-looking statements should not be relied upon as representing CGC’s and InoBat’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither CGC, InoBat nor any of their respective affiliates undertake any obligation to update these forward-looking statements, except as required by law.

Participants in the Solicitation

CGC, InoBat, and their respective directors and executive officers may be deemed to be participants in the solicitations of proxies from CGC’s shareholders with respect to the proposed Business Combination and the other matters set forth in the registration statement. Information regarding CGC’s directors and executive officers, and a description of their interests in CGC is contained in CGC’s annual report on Form 10-K for the year ended December 31, 2025, which was filed with the SEC and is available free of charge at the SEC’s website located at www.sec.gov, or by directing a request to Cartesian Growth Corporation II, 505 Fifth Avenue, 15th Floor, New York, New York 10017. Additional information regarding the interests of such participants in the proxy solicitation and a description of their direct and indirect interests, will be contained in the proxy statement/prospectus relating to the proposed Business Combination when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources described above.

This Current Report on Form 8-K is not a substitute for the registration statement or for any other document that CGC and InoBat may file with the SEC in connection with the proposed Business Combination. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of other documents filed with the SEC by CGC, without charge, at the SEC’s website located at www.sec.gov.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell, or the solicitation of an offer to buy, or a recommendation to purchase, any securities, in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the proposed Business Combination or any related transactions, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful. This Current Report on Form 8-K is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or exemptions therefrom. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1†	Business Combination Agreement, dated as of July 24, 2026, by and between Cartesian Growth Corporation II and InoBat AS.
10.1	Sponsor Support Agreement, dated as of July 24, 2026, by and between CGC II Sponsor LLC and InoBat AS.
10.2	Shareholder Support Agreement.
10.3†	Form of Securities Purchase Agreement.
99.1	Press Release, dated July 27, 2026.
104	Cover Page Interactive Data File, formatted in Inline XBRL

†	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cartesian Growth Corporation II

By:	/s/ Peter Yu
Name: Peter Yu
Title: Chief Executive Officer

Date: July 27, 2026